Exhibit 10.2

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 4, 2012 by and between Walker & Dunlop, Inc., a Maryland corporation (the “Company”), and CW Financial Services LLC, a Delaware limited liability company (the “Initial Holder”).

WHEREAS, the Company has entered into a the Purchase Agreement dated as of June 7, 2012 (the “Purchase Agreement”) by and among the Company, Walker & Dunlop, LLC, the Initial Holder and CWCapital LLC, a Massachusetts limited liability company (“CWC”), pursuant to which the Company has agreed to purchase and the Initial Holder has agreed to sell, all of the limited liability company interests in CWC.  Pursuant to the Purchase Agreement, among other things, in partial consideration for the limited liability company interests in CWC, the Company will issue to the Initial Holder a total of 11,647,255 shares (the “Shares”) of its common stock, par value $0.01 per share (“Common Stock”), pursuant to an exemption from registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the Company has agreed to grant to the Initial Holder (and its assignees and transferees) the registration rights described in this Agreement (the “Registration Rights”).

NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby agree as follows:

SECTION 1.                                                      DEFINITIONS

The following capitalized terms used herein have the following meanings:

“2010 Registration Rights Agreement” means the Registration Rights Agreement dated as of December 20, 2010, by and among the Company and the holders listed on Schedule I thereto.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person.  As used in this definition, the term “control” means the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise

“Aggregate Registrable Securities” is defined in Section 2.2(b).

“Agreement” is defined in the preamble hereto.

“Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of New York.

“Closing Date” means the date on which the transactions contemplated by the Purchase Agreement are consummated.

“Commission” means the Securities and Exchange Commission.

“Common Stock” is defined in the recitals hereto.

“Company” is defined in the preamble hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405 under the Securities Act.

“Holder Information” is defined in Section 3.1.

“Holders” means to (a) the Initial Holder and (b) any assignee or transferee (of the Initial Holder or any subsequent Holder) of any of the Registrable Securities, provided such assignee or transferee agrees in writing to be bound by the provisions hereof.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association or other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Piggy-Back Registration” is defined in Section 2.2(a).

“Prospectus” means the prospectus or prospectuses included in the Registration Statement, including any documents incorporated therein by reference.

“Registrable Securities” means the Shares and any additional shares of the Company’s Common Stock, and any other debt or equity securities issued by the Company, in any case issued with respect to any Shares or such other securities by way of share or other dividend, distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, and any shares of Common Stock or other Registrable Securities issuable upon conversion, exercise or exchange thereof.

“Registration Rights” is defined in the recitals hereto.

“Registration Statement” means a registration statement on Form S-3 (or any successor form, provided that if at the time of determination, the Company does not meet the requirements to use Form S-3, then on Form S-1 or any successor form) of the Company covering only the Registrable Securities pursuant to Section 2.1(a), or other registration statement contemplated by Section 2.2(a), including any documents incorporated therein by reference.

“Securities Act” is defined in the preamble hereto.

“Shares” is defined in the preamble hereto.

“Side Letter” means the letter agreement dated as of June 7, 2012 among the Initial Holder, Column Guaranteed LLC, the Company and the other holders of Common Stock that are parties thereto.

“Suspension Event” is defined in Section 2.3(a).

“Termination Date” is defined in Section 2.1(a).

“Underwritten Offering” is defined in Section 2.1(d).

“Underwritten Offering Notice” is defined in Section 2.1(d).

SECTION 2.                                                      REGISTRATION RIGHTS

2.1                               Mandatory Registration.

(a)                                 Upon the terms and subject to the conditions set forth in this Agreement, the Company shall file with the Commission as soon as practicable after the Closing Date and in all events within thirty (30) calendar days after the Closing Date the Registration Statement.  Except as contemplated by the Side Letter, the Registration Statement shall register only the Registrable Securities and no other securities of the Company.  Each Holder and its counsel shall have a reasonable opportunity to review and comment upon the Registration Statement and upon each amendment to the Registration Statement and any related Prospectus prior to its filing with the Commission.  Each Holder shall furnish all information reasonably requested by the Company for inclusion therein relating to such Holder and its plan of distribution for the Registrable Securities.  The Company shall use its reasonable best efforts to have the Registration Statement or amendment declared effective by the Commission at the earliest possible date following the filing thereof.  The Company shall use its reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act (or any successor rule providing for offering securities on a continuous basis) and available for sales of all of the Registrable Securities at all times until the earlier of (i) the date on which all of the Registrable Securities covered by such Registration Statement are eligible for sale without registration pursuant to Rule 144 (or any successor provision) under the Securities Act without volume limitations or other restrictions on transfer thereunder or (ii) the date on which the Holders consummate the sale of all of the Registrable Securities registered under the Registration Statement (the earlier of (i) or (ii), the “Termination Date”).  The Company hereby undertakes and agrees (with respect to only the information provided by the Company to be included in the Registration Statement) that the Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b)                                 The Company shall, as required by applicable securities regulations, from time to time file with the Commission, pursuant to Rule 424 promulgated under the Securities Act, the Prospectus and Prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement.  Each Holder and its counsel shall have a reasonable opportunity to review and comment upon the Prospectus and Prospectus supplements prior to its filing with the Commission.

(c)                                  All offers and sales of Registrable Securities covered by the Registration Statement by the Holders thereof shall be completed within the period during which the Registration Statement remains effective and not the subject of any stop order, injunction or other order of the Commission.  Upon notice that the Registration Statement is no longer effective, each Holder will not offer or sell the Registrable Securities covered by the Registration Statement.  If directed in writing by the Company, each Holder will return all undistributed copies of the related Prospectus in the Holder’s possession upon the expiration of such period, other than permanent file copies then in the possession of the Holder’s counsel.

(d)                                 Underwritten Registered Resales.  Upon the written request of a Holder or Holders of a number of Registrable Securities equal to at least five percent (5%) of the issued and outstanding shares of Common Stock as of the Closing (an “Underwritten Offering Notice”), then such Holder(s) shall be entitled to effect the sale of such Registrable Securities through an underwritten public offering (an “Underwritten Offering”); provided, however, that the Company shall not be obligated to effect more than three Underwritten Offerings under this Section 2.1(d); provided, further, that in the event the number of Registrable Securities included in the Underwritten Offering shall have been cutback at the request of the managing underwriter(s) by 25% or more from the number of Registrable Securities requested in the Underwritten Offering Notice by the applicable Holder(s), then such Underwritten Offering shall not count towards the three Underwritten Offerings permitted under this Section 2.1(d); and provided, further, that the Company shall not be obligated to effect, or take any action to effect, an Underwritten Offering (i) within one hundred eighty (180) days following the last date on which an Underwritten Offering was effected pursuant to this Section 2.1(d) or during any lock-up period required by the underwriters in any prior Underwritten Offering conducted by the Company on its own behalf or on behalf of selling stockholders, or (ii) during the period commencing with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of a registration statement with respect to an offering by the Company with respect to which the Company gave notice pursuant to Section 2.2(a) (provided the Company is actively engaged in good faith commercially reasonable efforts to file such registration statement), and ending on a date ninety (90) days after the effective date of such registration statement.  Any request for an Underwritten Offering hereunder shall be made to the Company in accordance with the notice provisions of this Agreement.  Upon receipt of a valid Underwritten Offering Notice for an Underwritten Offering in accordance with the terms of this Section 2.1(d), the Company shall give written notice of the proposed Underwritten Offering to all other Holders as soon as practicable, and each Holder who wishes to participate in such Underwritten Offering shall notify the Company in writing within ten (10) Business Days after the receipt by such Holder of the notice from the Company, and shall specify in such notice the number of Registrable Securities to be included in the Underwritten Offering.  The Holders holding a majority of the Registrable Securities to be included in an Underwritten Offering shall be entitled to select the managing underwriters for any such Underwritten Offering, subject to the approval of the Company, such approval not to be unreasonably withheld.  The Company shall cooperate with the Holder(s) and such managing underwriters in connection with any such offering, including entering into such customary agreements (including underwriting and lock-up agreements in customary form) and taking all such other customary actions as the Holders or the managing underwriters of such Underwritten Offering reasonably request in order to expedite or facilitate the disposition of the Registrable Securities subject to such Underwritten Offering, including the obligations described in Section 2.5.

Section 2.2                                    Piggy-Back Registration Rights.

(a)                                 Piggy-Back Registration.  Subject to Section 2.3, if the Company proposes to file a Registration Statement under the Securities Act with respect to an underwritten offering of Common Stock by the Company for its own account or for the account of one more other stockholders of the Company (other than (i) the Registration Statement filed pursuant to Section 2.1(a) or (ii) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or filed in connection with an exchange offer or offering of securities solely to the Company’s existing stockholders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than ten (10) Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request in writing within five (5) Business Days of receiving such notice (a “Piggy-Back Registration”).  The Company shall use its commercially reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein.  All Holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration shall (i) enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected by the Company for such Piggy-Back Registration and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement.

(b)                                 Reduction of Offering.  If the managing underwriter(s) for a Piggy-Back Registration advises the Company and the Holders of Registrable Securities that in their opinion the dollar amount or number of Common Shares or other securities, if any, that the Company desires to sell, taken together with Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Common Stock or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Company shall include in such offering (A) if the registration is undertaken for the Company’s account: (i) first, the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the Common Stock or other securities, if any, comprised of Registrable Securities as to which registration has been requested pursuant to the terms hereof and the Common Stock or other securities, if any, comprised of “Registrable Securities” (as defined in the 2010 Registration Rights Agreement) of the holders that are parties to the Side Letter (together with the Registrable Securities, the “Aggregate Registrable Securities”), pro rata in accordance with the number of Aggregate Registrable Securities which such Holders have requested be included in such underwritten offering, regardless of the number of Aggregate Registrable Securities or other securities held by each such Person that can be sold without exceeding the Maximum Threshold; and (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Threshold; and (B) if the registration is undertaken for the account of a holder of Common Stock other than the Registrable Securities that is a party to the Side Letter: (i) first, the Common Stock or other securities that the holders requesting such underwritten offering and the holders of Registrable Securities desire to include in such offering, allocated pro rata among such holders on the basis of the number of shares of Common Stock (on a fully diluted basis) and the number of Registrable Securities, as applicable, owned by all such holders without exceeding the Maximum Threshold; and (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the Common Stock or other securities allocated among such other holders in such manner as they agree.

(c)                                  Withdrawal.  Any Holder of Registrable Securities may elect to withdraw such Holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement.  The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement without thereby incurring any liability to the Holders of Registrable Securities, provided that the Company promptly deliver written notice of such withdrawal to each Holder. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 4.

Section 2.3                                    Suspension of Offering.

(a)                                 Notwithstanding Section 2.1 or Section 2.2, the Company shall be entitled to postpone the filing of a Registration Statement, and from time to time to require any Holder not to sell under a Registration Statement or suspend the effectiveness thereof, if (i) the Board of Directors of the Company determines in good faith that such registration and/or offering would materially and adversely affect any offering of securities of the Company, or (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the Company’s reasonable determination, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance a “Suspension Event”); provided, however, that the Company may not delay, suspend or withdraw such Registration Statement for more than sixty (60) days at any one time, or more than twice in any twelve (12) month period, or more than three times in any two year period.  Upon receipt of any written notice from the Company of (i) the happening of any Suspension Event during the period the Registration Statement is effective or (ii) the Suspension Event resulting in the Registration Statement or related Prospectus containing any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus) not misleading, each Holder agrees, subject to the proviso of the immediately preceding sentence, (x) it will immediately discontinue offers and sales of the Registrable Securities under any Registration Statement until such Holder receives copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (y) it will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law, subpoena or other inquiry from any governmental or regulatory authority.  If so directed by the Company, such Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of such notice, other than permanent file copies then in the possession of the Holder’s counsel.

(b)                                 If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date taking into account any permissible extension, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to any Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to any Registration Statement shall be suspended until the date on which the Company has filed such reports, and the Company shall (i) file all such reports as promptly as practicable and (ii) notify the Holders in writing as promptly as practicable when such suspension is no longer required.

2.4                               Qualification.  The Company shall file such documents as necessary to register or qualify the Registrable Securities to be covered by a Registration Statement by the time such Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder or underwriter of the securities being sold by any such Holder may reasonably request in writing, and shall use commercially reasonable efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement or during the period offers or sales are being made by the Holders, whichever is shorter, and to do any and all other similar acts and things which may be reasonably necessary or advisable to enable the Holders or such underwriter to consummate the disposition of the Registrable Securities in each such jurisdiction; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (iii) take any action that would subject it to the general service of process in any jurisdiction where it is not then so subject.

2.5                               Additional Obligations of the Company. Until the Termination Date (or any later date with respect to an Underwritten Offering that the Company is obligated to effect under Section 2.1(d), as applicable), subject to Section 2.3, the Company shall:

(a)                                 (i) subject to Section 2.1 and 2.2, prepare and file with the Commission the Registration Statement with respect to the Registrable Securities and cause the Registration Statement to be effective, and (ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary (A) to keep the Registration Statement effective and (B) to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by the Registration Statement, in each case for such time as is contemplated in Section 2.1;

(b)                                 furnish to each Holder and each underwriter, if any, of the securities being sold by such Holder such number of conformed copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in the Registration Statement (including each preliminary Prospectus and any summary Prospectus and any other Prospectus filed under Rule 424 under the Securities Act), in conformity with the requirements of the Securities Act, and any Issuer Free Writing Prospectus, in each case in customary printed form,  and such other documents as such Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder;

(c)                                  notify the Holders: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceeding for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;

(d)                                 promptly use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement, and, if any such order suspending the effectiveness of the Registration Statement is issued, shall promptly use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment;

(e)                                  following the effectiveness of the Registration Statement and thereafter until the Termination Date, promptly notify the Holders: (i) of the existence of any fact of which the Company is aware or the happening of any event which has resulted in (A) the Registration Statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under the Registration Statement inadvisable pending such disclosure and post-effective amendment as contemplated by Section 2.3(a); and, if the notification relates to any event described in either of the clauses (i) or (ii) of this Section 2.5(e), subject to Section 2.3 above, at the request of the Holders, the Company shall promptly prepare and, to the extent the exemption from the prospectus delivery requirements in Rule 172 under the Securities Act is not available, furnish to the Holders a reasonable number of copies of a supplement or post-effective amendment to the Registration Statement or related Prospectus or file any other required document so that (1) the Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(f)                                   use reasonable best efforts to cause all such Registrable Securities to be listed on the national securities exchange on which the Common Shares are then listed, if the listing of Registrable Securities is then permitted under the rules of such national securities exchange;

(g)                                  use commercially reasonable efforts to cause such Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder(s) thereof to consummate the disposition of such Registrable Securities;

(h)                                 in connection with any Underwritten Offering effected pursuant to Section 2.1(d), the Company shall obtain for each Holder and any underwriter:

(1) an opinion of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holder and any underwriter, and

(2) a “comfort” letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a “comfort” letter specified in AU Section 634 of the AICPA Professional Standards, an “agreed upon procedures” letter) signed by the independent registered public accountants who have certified the Company’s financial statements included in such registration statement (and, if necessary, any other independent registered public accountant of any subsidiary of the Company or any business acquired by the Company from which financial statements and financial data are, or are required to be, included in the registration statement);

(i)                                     in connection with any Underwritten Offering effected pursuant to Section 2.1(d), the Company shall promptly make available for inspection by any Holder, any underwriter participating in any disposition pursuant to any Registration Statement, and any attorney, accountant or other agent or representative retained by any Holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable such Holder or underwriter to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement promptly; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this clause (i) if (y) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (z) if either (1) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (y) or (z) such Holder requesting such information agrees, and causes each of its Inspectors, to enter into a confidentiality agreement on terms reasonably acceptable to the Company; and provided, further, that each Holder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

(j)                                    if requested by any Holder participating in the offering of Registrable Securities, incorporate in a Prospectus supplement or post-effective amendment such information concerning such Holder or the intended method of distribution as such Holder reasonably requests to be included therein and is reasonably necessary to permit the sale of the Registrable Securities pursuant to the Registration Statement, including information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other material terms of the offering of the Registrable Securities to be sold in such offering; provided, however, that the Company shall not be obligated to include in any such Prospectus supplement or post-effective amendment any requested information that is not required by the rules of the Commission and is unreasonable in scope compared with the Company’s most recent Prospectus or Prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company;

(k)                                 in connection with any Underwritten Offering effected pursuant to Section 2.1(d), if requested by any underwriter, (i) agree, and cause the Company, to be bound by customary “lock-up” agreements restricting the ability to dispose of Company securities, and (ii) request that any directors or officers of the Company agree to be bound by customary “lock-up” agreements restricting the ability to dispose of Company securities;

(l)                                     in connection with any Underwritten Offering effected pursuant to Section 2.1(d), cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter that is required to be undertaken in accordance with the rules and regulations of FINRA;

(m)                               in connection with any Underwritten Offering effected pursuant to Section 2.1(d), otherwise use best efforts to cooperate as reasonably requested by any Holder and any underwriter in the offering, marketing or selling of the Registrable Securities (in “road show” presentations or as otherwise requested by any Holder or any underwriter);

(n)                                 use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to Holders, as promptly as practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first day of the Company’s first full quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(o)                                 provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the Registration Statement from and after a date not later than the effective date of such Registration Statement;

(p)                                 cooperate with any Holder and any underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law), if necessary or appropriate, representing securities sold under any Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such Holder may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates as necessary or appropriate; and

(q)                                 otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act.

2.6                                 Obligations of the Holder.  In connection with the Registration Statement, each Holder agrees to cooperate with the Company in connection with the preparation of the Registration Statement, and each Holder agrees that it will (i) respond in a timely manner to any written request by the Company to provide or verify information regarding such Holder or the Registrable Securities (including the proposed manner of sale) that may be required to be included in such Registration Statement and related Prospectus pursuant to the rules and regulations of the Commission, and (ii) provide in a timely manner information regarding the proposed distribution by such Holder of the Registrable Securities and such other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in the Registration Statement and related Prospectus.

SECTION 3.                                                         INDEMNIFICATION; CONTRIBUTION

3.1                                 Indemnification by the Company.  The Company agrees to indemnify, defend and hold harmless each Holder and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any of their partners, members, officers, directors, employees, agents or representatives, as follows:

(i)                                     against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)                                  against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation by any Person, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii)                               against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation by any Person, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 3.1 does not apply to any Holder with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) (the “Holder Information”), or (B) such Holder’s failure to deliver to any purchaser of the Registrable Securities an amended or supplemental Prospectus furnished to such Holder by the Company, if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

3.2                                 Indemnification by Holder.  Each Holder (and each assignee of such Holder), severally and not jointly, agrees to indemnify, defend and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Registration Statement), each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each other Holder as follows:

(i)                                     against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities of such Holder were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)                                  against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation by any Person, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of such Holder; and

(iii)                               against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation by any Person, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 3.2 shall only apply with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Holder Information or (B) such Holder’s failure to deliver to any purchaser of the Registrable Securities an amended or supplemental Prospectus furnished to such Holder by the Company, if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.  Notwithstanding the provisions of this Section 3.2, each Holder and any assignee shall not be required to indemnify the Company, its officers, directors or control persons with respect to any amount in excess of the amount of the net proceeds actually received by such Holder or assignee, as the case may be, from sales of the Registrable Securities of such Holder under the Registration Statement that is the subject of the indemnification claim.

3.3                                 Conduct of Indemnification Proceedings.  An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve the indemnifying party from any liability which it may have under the indemnity agreement provided in Sections 3.1 or 3.2, unless and only to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Sections 3.1 or 3.2, to the extent provided in clause (i) above.  If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the written consent of the indemnified party unless such settlement, compromise or consent secures the unconditional release of the indemnified party of all liability or obligations at no cost or expense to the indemnified party; and provided further, that, if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel as selected by the indemnified party, at the indemnifying party’s expense.  If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party’s counsel shall be entitled to conduct the indemnifying party’s defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible.  If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel as selected by the indemnified party.  In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party (which consent will not be unreasonably withheld).  If an indemnifying party is entitled to assume, and assumes and conducts reasonably and in good faith, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

3.4                                 Contribution.

(a)                                  In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 3.1 and 3.2 above is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the relevant Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and each Holder, in such proportion as is appropriate to reflect the relative fault of the

Company on the one hand and such Holder on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses.  The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

(b)                                 The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.4, a Holder shall not be required to contribute any amount in excess of the amount of the net proceeds actually received by such Holder from sales of the Registrable Securities of such Holder under the Registration Statement that is the subject of the indemnification claim.

(c)                                  Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 3.4, each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

SECTION 4.                                                         EXPENSES

The Company shall pay all expenses incident to the performance by the Company of its obligations under Section 2, including (i) Commission, stock exchange and FINRA registration and filing fees, (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing (including expenses of printing certificates, if any, for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses if the printing of prospectuses and Issuer Free Writing Prospectuses is requested by a Holder or underwriter of Registrable Securities), copying, messenger and delivery expenses (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including any expenses arising from any “comfort” letters, “agreed upon procedures letters,” opinions or any special audits incident to or required by any registration or qualification), (v) the fees, charges and expenses of one firm of counsel for the Holders (which firm shall be selected by the Holders selling in such registration that hold a majority of the Registrable Securities included in such registration), (vi) except as provided in the immediately following sentence, the fees and expenses (including underwriting discounts and commissions and transfer taxes) of every nationally recognized investment bank engaged in connection with a registration under Section 2.2 and (vii) any expenses described in clauses (i) through (vi) incurred in connection with the marketing and sale of Registrable Securities, regardless of whether a registration is effected, marketing is commenced or sale is made.  Each Holder selling under such Registration Statement shall be responsible for the payment of its portion of all underwriting discounts and commissions, fees and disbursements of the Holder’s counsel, accountants and other advisors (except as contemplated by the preceding sentence), and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder pursuant to this Agreement.  The Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by the Company are then listed or traded.

SECTION 5.                                                         RULE 144 COMPLIANCE

The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable the Holders to sell the Registrable Securities pursuant to Rule 144 under the Securities Act.  In connection with any sale, transfer or other disposition by a Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act or pursuant to the Registration Statement, the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as such Holder may reasonably request at least two (2) Business Days prior to any sale of Registrable Securities hereunder.

SECTION 6.                                                         MISCELLANEOUS

6.1                                 Preservation of Rights.  Except as contemplated by the Side Letter, the Company shall not (a) grant any registration rights to third parties which are, or enter into any amendment to or permit any waiver of the 2010 Registration Rights Agreement which is, more favorable than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, amendment or waiver, take any action, or permit any change to occur, with respect to its securities that violates or subordinates, or is inconsistent with, the rights expressly granted to the holders of the Registrable Securities in this Agreement.

6.2                                 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts.  All counterparts shall constitute one and the same instrument.  Each party may execute this Agreement via a facsimile (or transmission of a .pdf file) of this Agreement.  In addition, facsimile or .pdf signatures of authorized signatories of the parties shall be valid and binding and delivery of a facsimile or .pdf signature by any party shall constitute due execution and delivery of this Agreement.

6.3                                 Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to the choice of laws provisions thereof.

6.4                                 Amendment; Waiver.  Any amendment hereto shall be in writing and signed by all parties hereto.  No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.  The waiver by any party of the performance of any act shall not operate as a waiver of the performance of any other act or an identical act required to be performed at a later time.  Except as otherwise provided herein, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement.

6.5                                 Entire Agreement.  This Agreement, schedules hereto and the Side Letter constitute the entire agreement and supersede conflicting provisions set forth in all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

6.6                                 Assignment; Successors and Assigns.  This Agreement shall not be assigned by the Company.  This Agreement and the rights granted hereunder may not be assigned by any Holder without the written consent of the Company; provided, however, that a Holder may assign some or all its rights and obligations hereunder, without such consent, in connection with a transfer of some or all of such Holder’s Registrable Securities to any of its Affiliates or to any third party in a private placement transaction, provided such transferee agrees in writing to be bound by all of the provisions hereof and such Holder provides written notice to the Company within ten (10) Business Days of the effectiveness of such assignment; provided, however, that the rights granted hereunder may not be assigned by any Holder to more than ten (10) Persons that are not affiliated with the Initial Holder without the written consent of the Company.  This Agreement shall inure to the benefit of and be binding upon all of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and permitted assigns, including any successor of the Company by merger, acquisition, reorganization, recapitalization or otherwise.

6.7                                 Titles.  The titles and captions of the sections, subsections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

6.8                                 Third Party Beneficiary.  Except as may be expressly provided herein (including in Section 3), no provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, affiliate, shareholder, partner, member, director, officer or employee of any party hereto or any other Person.  All provisions hereof shall be personal solely among the parties to this Agreement.

6.9                                 Severability.  If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.  The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Company to effect such replacement; provided, however, that such replacement does not defeat the principal purpose of this Agreement.

6.10                           Interpretation. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and singular shall include the plural.  References herein to a party or other Person include their respective successors and assigns.  The words “include,” “includes” and “including” when used herein shall be deemed to be followed by the phrase “without limiting the generality of the foregoing” unless such phrase otherwise appears.  Unless the context otherwise requires, references herein to articles, sections, schedules, exhibits and attachments shall be deemed references to articles and sections of, and schedules, exhibits and attachments to, this Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular article, section or provision hereof.  Except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or.”  Any deadline or time period set forth in this Agreement that by its terms ends on a day that is not a Business Day shall be automatically extended to the next succeeding Business Day.  All references in this Agreement to “dollars” or “$” shall mean United States dollars.  With regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement.

6.11                           Notices.  Any notice to be given by any party to this Agreement shall be given in writing and may be effected by facsimile, personal delivery, overnight courier or e-mail (provided receipt of such email is evidenced by a reply email), addressed as follows (or by another means approved in writing by a party pursuant to a notice given in accordance with this Section 6.11):

If to the Company:

Walker & Dunlop, Inc.

7501 Wisconsin Avenue, Suite 1200E

Bethesda, Maryland 20814

Attention:  General Counsel

Fax:  (301) 634-2190

E-mail:  RLucas@walkerdunlop.com

If to the Initial Holder:

CWCapital LLC

c/o CW Financial Services, LLC

7501 Wisconsin Avenue, Suite 500W

Bethesda, Maryland 20814

Attention:  Carla Stoner

Fax:  (301) 222-4714

E-mail:  cstoner@cwcapital.com

and

Attention: Scott Spelfogel, General Counsel

Fax:  (866) 572-7745

E-mail:  sspelfogel@cwcapital.com

with a copy to (which shall not constitute notice):

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

Attention: George Petrow, Esq.

Fax (212) 839-5599

Email: gpetrow@sidley.com

and

Attention:  Matthew J. Rizzo, Esq.

Fax:  (212) 839-5599

Email: mrizzo@sidley.com

With respect to any subsequent Holder:  such notice address as provided at such time that such Holder agrees in writing to be bound by all of the provisions hereof.

The date of service for any notice sent in compliance with the requirements of this Section 6.11 shall be (i) the date such notice is personally delivered, (ii) the next succeeding Business Day after the date of delivery to the overnight courier if sent by overnight courier or (iii) the next succeeding Business Day after the date of transmission by electronic mail or facsimile.

6.12                           Equitable Remedies.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not timely performed in accordance with the specific terms hereof or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in Delaware (as to which the parties agree to submit to jurisdiction for the purpose of such action), this being in addition to any other remedy to which the parties are entitled under this Agreement; provided, however, that nothing in this Agreement shall be construed to permit or not permit any Holder to enforce the consummation of the Purchase Agreement.

[Signatures on following page]

EXECUTION COPY

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first written above.

THE COMPANY:

WALKER & DUNLOP, INC.

By:	/s/ William M. Walker
Name: William M. Walker
Title: Chairman, President and Chief Executive Officer

HOLDER:

CW FINANCIAL SERVICES LLC

By:	/s/ Charles R. Spetka
Name: Charles R. Spetka
Title: Chief Executive Officer

Registration Rights Agreement

Signature Page